      POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Lori J.
Braender, A. Ernest Toth, Jr., Valerie Borchevsky and Ellen S. Knarr, signing singly, the
undersigned's true and lawful attorney-in-fact to: (i) execute for and on behalf of the undersigned,
in the undersigned's capacity as a director of Aquestive Therapeutics, Inc. (the
"Company"), a Form
ID, including updates thereto, and Forms 3, 4, and 5 in accordance with Section
l6(a) of the
Securities Exchange Act of 1934 and the rules thereunder; (ii) do and perform any and all acts for
and on behalf of the undersigned which may be necessary or desirable to complete and execute any
such Form ID, including updates thereto, or Form 3, 4, or 5 and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar authority; and
(iii) take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such
form and shall contain such terms and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as
the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the
rights and powers herein granted. The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming,
nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of
the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions
in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this Power of Attorney to be executed
day 6th day of September 2022

Kenneth E. Truitt, MD